UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Earliest Event Date requiring this Report:  August 12, 2014
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CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA	0-28331	84-1047159
(State of Incorporation or	(Commission File Number)	(I.R.S. Employer
Organization)	Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 252-3440
(Registrant's telephone number, including area code)

Item 2.02   Results of Operations and Financial Condition.

On August 12, 2014, Capstone Companies, Inc. (Company) issued a press release regarding Company’s financial results for its second fiscal quarter ended June 30, 2014. A copy of Company’s press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01  Other Matters.  As previously reported by Amendment Number One to the Form 8-K Report, dated  August 5, 2014 and filed with the Commission on August 5, 2014,  Capstone Companies, Inc., a Florida corporation, (“Company”) had reached an agreement in principle in early August 2014, with Light Engine Limited, a Hong Kong company and strategic partner of the Company, to work on bringing to market power failure consumer products.  The Company currently anticipates a possible product launch  in the first six months of fiscal year 2015.  The Company had invested $500,000 in AC Kinetics, Inc., a Massachusetts company, in 2013 as part of its previously announced effort to expand the Company’s product and technology offerings. AC Kinetics, Inc. will work with Light Engine Limited on the new power failure product development effort for the Company.

AC Kinetics, Inc. is a privately held, U.S. based developer of induction motor control algorithm that seeks to reduce electric motor energy consumption while seeking to simultaneously improve performance.  On July 14, 2014, AC Kinetics, Inc. issued a press release announcing a $1.25 million investment by AC Kinetics, Inc. by Juridica ORD NPV.  The Juridica ORD NPV investment did not alter the terms of the Company’s 2013 investment in AC Kinetics, Inc.

As of the date of this Report, the Company cannot project the initial products that may result from the cooperative effort with Light Engine Limited and AC Kinetics, Inc., or the potential impact on fiscal year sales as well as the impact of development costs for such products on Company financial results in fiscal year 2014 and fiscal year 2015.

This Report contains statements that may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements are largely based on Company expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although the Company believes such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond Company control. Company’s assumptions about future events may prove to be inaccurate. Company cautions all readers that the forward-looking statements contained in this Report  are not guarantees of future performance, and Company cannot assure you that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to factors listed in the "Risk Factors" section in our SEC filings and elsewhere in those filings. All forward-looking statements speak only as of the date of this Report. We do not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, unless required otherwise by applicable laws and regulations

Item 9.01  Exhibits.

Exhibit Number	Description of Exhibit

99.1	August 12, 2014 Press Release by Capstone Companies, Inc. about its Second Quarter in Fiscal Year 2014 Financial Results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

Date:   August 13, 2014

By: /s/ James McClinton
Chief Financial Officer